UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 17, 2016

Date of Report (Date of earliest event reported)

Planet Fitness, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Fox Run Road

Newington, NH 03801

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (603) 750-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders of Planet Fitness, Inc. (the “Company”) was held on May 17, 2016. At the meeting, stockholders voted on the following items:

Proposal 1: The following nominees were elected to serve on the Board of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles Esserman	72,449,373	643,9267	2,283,094
Pierre LeComte	72,429,262	645,9378	2,283,094
Michael Layman	73,118,645	576,9995	2,283,094

Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was ratified.

For	Against	Abstain	Broker Non-Votes
74,725,986	6,244,437	201,311	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Dorvin Lively
Name: Title:	Dorvin Lively Chief Financial Officer

Dated: May 20, 2016